UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022 (September 6, 2022)

US Lighting Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55689	46-3556776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1148 E 222nd St Euclid, Ohio	44117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2022, US Lighting Group, Inc. (the “Company”) announced the appointment of Donald Retreage, Jr. as the Company’s Chief Financial Officer. In his role as Chief Financial Officer.

Mr. Retreage, age 68, most recently served as Senior Vice President and Chief Financial Officer of Lightpath Technologies, Inc. from 2018 through 2021 where he drove finance and accounting strategies for domestic and international (China and Latvia) operations. Prior to that he served as Senior Vice President of Houser Logistics, where he was responsible for aligning strategic initiatives with corporate targets for customer service, revenue, and cost control. During 2017, Mr. Retreage was a Financial Specialist at Robert Half / Accountemps, and from 2016 to 2017, Mr. Retreage served as a Senior Business Consultant for International Services Inc., during which he worked with business owners to develop management processes, practices, and policies to drive profitability and grow businesses. He received a Bachelor of Science in Business Administration, Accounting and Finance from University of Louisiana at Lafayette. Mr. Retreage is experienced in directing international business operations and aligning strategic initiatives with corporate targets for revenue, cost control, and employee development and engagement.

There is no arrangement or understanding between Mr. Retreage and any other person pursuant to which he was selected as Chief Financial Officer. Mr. Retreage has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There are no written agreements between the Company and Mr. Retreage, but the Company agreed to compensate Mr. Retreage at an annual salary of Eighty Thousand ($80,000) Dollars plus bonus as determined by the Board of Directors.  Mr. Retreage’s employment is on an at-will basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

US Lighting Group, Inc.

Date: September 7, 2022	By:	/s/ Anthony Corpora
Anthony Corpora
Chief Executive Officer

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